UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2012

BroadSoft, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9737 Washingtonian Boulevard, Suite 350

Gaithersburg, Maryland 20878

(Address of principal executive offices)

(301) 977-9440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on November 26, 2012, Robert P. Goodman, the Chairman of the Board of Directors of BroadSoft, Inc. (the “Company”), advised the Company of his intent to resign from the Board of Directors (the “Board”), effective as of December 31, 2012.

On December 17, 2012, the Company issued a press release announcing John (Jay) D. Markley, Jr., a current member of the Board, has been elected as the new Chairman of the Board, effective as of January 1, 2013. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated December 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.

Date: December 17, 2012	By:	/s/ Mary Ellen Seravalli
		Name:	Mary Ellen Seravalli
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 17, 2012